Interest Expense for the Debentures (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Debt Instrument [Line Items]
Total interest expense	$ 371	[1]	$ 384	[1]	$ 379	[2]
Exchangeable Debentures
Debt Instrument [Line Items]
Contractual interest expense (cash)	31		34		26
Non-cash interest expense due to discount amortization	31		32		27
Total interest expense	$ 62		$ 66		$ 53

[1]	Interest expense and interest paid for 2011 and 2010 includes cash prepayment premiums of approximately $5 million and $20 million, respectively. No significant prepayment premium was paid in 2009.
[2]	Interest expense and interest paid for 2009 is net of $7 million received in connection with the 2007 defeasance of $514 million in collateralized mortgage-backed securities.